UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2006

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 20, 2006, the Federal Home Loan Bank of Seattle (the "Seattle Bank") issued a Member News regarding our amended Capital Plan, which was approved on October 11, 2006. On October 23, 2006, the Seattle Bank issued a related Frequently Asked Questions (FAQ) concerning changes to the Capital Plan. Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are copies of the related Member News and the FAQ. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibit 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Member News, dated October 20, 2006 issued by the Federal Home
Loan Bank of Seattle

99.2 Frequently Asked Questions (FAQ), dated October 23, 2006 issued by the Federal Home
Loan Bank of Seattle

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: October 24, 2006	By: /s/ Mark R. Szczepaniak
Mark R. Szczepaniak Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No. Description

99.1 Member News, dated October 20, 2006, issued by the Federal Home Loan
Bank of Seattle

99.2 Frequently Asked Questions (FAQ), dated October 23, 2006, issued by the Federal Home Loan Bank of Seattle